SECURITY AGREEMENT


                          Dated as of December 31, 1998

                                      From

                             AUDIO BOOK CLUB, INC.,

                          ABC INTERNET SERVICES, INC.,

                          CLASSIC RADIO HOLDING CORP.,

                        CLASSIC RADIO ACQUISITION CORP.,

                              ABC INVESTMENT CORP.

                                       and

                              CH ACQUISITIONS CORP.

                                   as Grantors

                                       to

                              FLEET NATIONAL BANK,

                             as Administrative Agent





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                                TABLE OF CONTENTS

SECURITY AGREEMENT ..................................................      1

PRELIMINARY STATEMENTS ..............................................      1
     Section 1.    Grant of Security ................................      2
     Section 2.    Security for Obligations .........................      6
     Section 3.    Grantors Remain Liable ...........................      6
     Section 4.    Delivery of Security Collateral and
                     Account Collateral .............................      6
     Section 5.    Maintaining the L/C Cash Collateral Account ......      6
     Section 6.    Investing of Amounts in the L/C
                     Cash Collateral Account ........................      7
     Section 7.    Release of Amounts ...............................      7
     Section 8.    Representations and Warranties ...................      7
     Section 9.    Further Assurances ...............................      9
     Section 10.   As to Equipment and Inventory ....................     10
     Section 11.   Insurance ........................................     10
     Section 12.   Place of Perfection; Record;
                     Collection of Receivables ......................     11
     Section 13.   Voting Rights; Dividends; Etc ....................     12
     Section 14.   As to the Assigned Agreements ....................     14
     Section 15.   Payments Under the Assigned Agreements ...........     14
     Section 16.   Transfers and Other Liens;
                     Additional Shares ..............................     15
     Section 17.   Administrative Agent Appointed
                     Attorney-in-Fact ...............................     15
     Section 18.   Administrative Agent May Perform .................     16
     Section 19.   Administrative Agent's Duties ....................     16
     Section 20.   Remedies .........................................     16
     Section 21.   Registration Rights; Private Sale ................     17
     Section 22.   Indemnity and Expenses ...........................     18
     Section 23.   Security Interest Absolute .......................     19
     Section 24.   Amendments; Waivers; Etc .........................     19
     Section 25.   Addresses for Notices ............................     20
     Section 26.   Continuing Security Interest;
                     Assignments under the Credit Agreement .........     20
     Section 27.   Release and Termination ..........................     20
     Section 28.   Governing Law; Terms .............................     21
     Section 29.   JURISDICTION .....................................     21
     Section 30.   WAIVER OF JURY TRIAL .............................     22
     Section 31.   Counterparts .....................................     22



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                                    Schedules

             Schedule I       Pledged Shares and Pledged Debt

             Schedule II      Locations of Equipment and Inventory

             Schedule III     Trade Names



                                    Exhibits

             Exhibit A        Form of Cash Collateral Account Letter

             Exhibit B        Form of Consent and Agreement

             Exhibit C        Form of Security Agreement Supplement





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




                               SECURITY AGREEMENT


     SECURITY AGREEMENT (this "Agreement"), dated as of December 31, 1998, by and among Audio Book Club, Inc., a Florida corporation having an office at 2295 Corporate Boulevard, N.W., Suite 222, Boca Raton, Florida 33431 (the "Borrower" or a "Grantor"), ABC Internet Services, Inc., a New York corporation having an office at 2295 Corporate Boulevard, N.W., Suite 222, Boca Raton, Florida 33431 ("ABC"), Classic Radio Holding Corp., a Delaware corporation having an office at 2295 Corporate Boulevard, N.W., Suite 222, Boca Raton, Florida 33431 ("Classic Holding"), Classic Radio Acquisition Corp., a Delaware corporation having an office at 2295 Corporate Boulevard, N.W., Suite 222, Boca Raton, Florida 33431 ("Classic Acquisition"), ABC Investment Corp., a Delaware corporation, with an office at 103 Springer Building, 3411 Silver Side Road, Wilmington, Delaware 19810, and CH Acquisitions Corp., a Delaware corporation having an office at
2295 Corporate Boulevard, N.W., Suite 222, Boca Raton, Florida 33431 ("CH Acquisitions Corp.") the Additional Grantors (as defined in Section 24(c) hereof) (the Additional Grantors, together with the Borrower, ABC, Classic Holding, Classic Acquisition, ABC Investment Corp. and CH Acquisitions Corp., the "Grantors") and Fleet National Bank ("Fleet"), as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                             PRELIMINARY STATEMENTS

     (1) The Borrower has entered into a Credit Agreement, dated as of even date herewith (said Agreement, as it may hereafter be amended, restated, supplemented, extended or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), with the banks, financial institutions and other institutional lenders party thereto (the "Lenders"), Fleet, as Initial Issuing Bank, as Swing Line Bank and as Administrative Agent.

     (2) Each Grantor is the owner of the shares (such shares being the "Pledged Shares") set forth opposite such Grantor's name in Part I of Schedule I hereto and issued by the corporations named therein and of the indebtedness for borrowed money (the "Pledged Debt") set forth opposite such Grantor's name in
Part II of Schedule I and issued by the obligors named  therein.

     (3) If and when determined by the Administrative Agent, the Administrative Agent will open a non-interest bearing cash collateral account (the "L/C Cash Collateral Account") with Fleet at its office at Fleet National Bank, One Federal Street, Boston, Massachusetts 02110, (or at such other institution as may be acceptable to the Administrative Agent), in the name of the Borrower but under the sole control and dominion of the Administrative Agent and subject to the terms of this Agreement.



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     (4) Each Grantor  other than the Borrower is a  wholly-owned  Subsidiary of the Borrower and will derive substantial benefit from the Advances made to, and the issuance of Letters of Credit on behalf of, the Borrower.

     (5) It is a condition precedent to the Lenders' making of Advances, the Issuing Bank's issuing of Letters of Credit under the Credit Agreement and the Hedge Banks entering into Bank Hedge Agreements with the Borrower from time to time that the Borrower shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances under the Credit Agreement, the Issuing Bank to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Bank Hedge Agreements with the Borrower from time to time, each of the Grantors hereby agrees with the Administrative Agent, for the benefit of the Administrative Agent and the ratable benefit of the Secured Parties, as follows:

     Section 1. Grant of Security. Each of the Grantors hereby assigns and pledges to the Administrative Agent, for the benefit of the Administrative Agent and the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, for the benefit of the Administrative Agent and the ratable benefit of the Secured Parties, a security interest in the following (collectively, the "Collateral"):

          (a) all of such Grantor's machinery and equipment in all of its forms, whether now owned or hereafter arising or acquired, wherever located, now or hereafter existing, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions, the "Equipment");

          (b) all of such Grantor's inventory in all of its forms, whether now owned or hereafter arising or acquired, wherever located, now or hereafter existing (including, without limitation, (i) raw materials and work in process, (ii) finished goods, (iii) materials used or consumed in the manufacture or production thereof, (iv) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (v) goods that are returned to or repossessed by such Grantor), and all accessions thereto, products thereof and documents therefor (any and all such inventory, accessions, products and documents, the "Inventory");

          (c) all of such Grantor's accounts, contract rights, chattel paper, instruments, deposit accounts and other claims of any kind, whether now owned or hereafter arising or acquired, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts or claims, except that the Grantor shall not grant, for so long as such grant would be prohibited by the terms of any such agreements, leases or other



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



     contracts or by applicable law, a security interest in any such agreements, leases or other contracts with respect to which the grant of any security interest or collateral assignment contemplated hereby is prohibited by its terms or by applicable law (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts and claims, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts");

          (d) all of such Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following (the "Security Collateral"), without duplication:

               (i) the Pledged Shares and the certificates representing the Pledged Shares, including without limitation, the shares of capital stock of all of such Grantor's Subsidiaries, and the certificates representing the Pledged Shares; provided, however, that only 65% of the shares of capital stock of such Grantor's Foreign Subsidiaries shall be pledged, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

               (ii) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

               (iii) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by such Grantor in any manner, provided, however, that only 65% of the shares of capital stock of such Grantor's Foreign Subsidiaries shall be pledged pursuant to this Agreement, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

               (iv) all additional indebtedness for borrowed money from time to time owed to such Grantor by any obligor of the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

               (v) all additional "investment property" (as defined in the UCC) now owned or hereafter arising or acquired by such Grantor including, without limitation, (A) all securities, whether certificated or uncertificated, including, without limitation, stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (B) all security



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          entitlements of such Grantor including, without limitation, the rights of such Grantor to any securities account and the financial assets held by a securities intermediary in such securities account and any
          free  credit   balance  or  other   money  owing  by  any   securities
          intermediary with respect to that account; (C) all securities accounts held by such Grantor; (D) all commodity contracts held by such Grantor; and (E) all commodity accounts held by such Grantor.

          (e) each of the agreements to which such Grantor is now or may hereafter become a party, and each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, restated or otherwise modified from time to time, unless and for so long as the Grantor is not permitted to grant a security interest therein or collateral assignment thereof (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements, and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

          (f) all of such Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following (collectively, the "Account Collateral"):

               (i) the L/C Cash Collateral  Account,  all funds held therein and
          all  certificates   and  instruments,   if  any,  from  time  to  time
          representing or evidencing the L/C Cash Collateral Account;

               (ii) all deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

               (iii) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

               (iv) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and

               (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;



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          (g) all of such  Grantor's  corporate and business  records,  customer
     lists,  credit  files,   computer  program  printouts  and  other  computer
     materials and records;


          (h) without limitation of any of the foregoing, all of such Grantor's general intangibles, including, without limitation,

               (i) all choses in action, claims and causes of action or rights of recovery or set-off of every kind and character, and the goodwill of the business of such Grantor as a going concern;

               (ii) (A) all rights of such Grantor to receive moneys due and to become due under or pursuant to any general intangibles, (B) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any general intangibles, (C) claims of such Grantor for damages arising out of or for breach of or default under any general intangibles, and (D) the right of such Grantor to terminate any general intangibles, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

               (iii) all of such Grantor's right, title and interest, whether now owned or hereafter arising or acquired, in and to the following (individually a "Copyright" and collectively, "Copyrights"): (A) all copyrights and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (B) all reissues, extensions or renewals thereof;

               (iv) all rights of such Grantor now owned or hereafter arising or acquired under any and all agreements granting any right to use any Copyright;

               (v) all of such Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following (individually a "Patent" and collectively, "Patents"): (A) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof,



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



          or  any  other   country,   and  (B)  all   reissues,   continuations,
          continuations-in-part or extensions thereof;

               (vi) all rights of such Grantor now owned or hereafter arising or acquired under any and all agreements granting any right with respect to any invention on which a Patent is in existence;

               (vii) all of such Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following (individually a "Trademark" and collectively, "Trademarks"): (A) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; and (B) all reissues, extensions or renewals thereof; and

               (viii) all rights of such Grantor now owned or hereafter arising or acquired under all agreements granting any right to use any Trademark or Trademark registration.

          (i) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) - (h) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

     Section 2. Security for Obligations. This Agreement secures the payment of all Obligations of each Grantor now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to the Administrative Agent or the Secured Parties under the Loan
Documents  and the  Bank  Hedge  Agreements  but  for the  fact  that  they  are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

     Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included



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



in the Collateral to which it is a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral to which it is a party and (c) neither the Administrative Agent nor any Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any Secured Party be obligated to perform any of the obligations or duties of any Grantor under such contracts and agreements included in the Collateral to which it is a party or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 4. Delivery of Security Collateral and Account Collateral. All certificates or instruments representing or evidencing Security Collateral or Account Collateral (except those relating to cash accounts and deposit instruments not required by the Administrative Agent to be delivered to the Administrative Agent on the Closing Date (but which it retains the right to require) shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right, upon the occurrence and during the continuation of an Event of Default and on five (5) business days' notice to the Borrower, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Security Collateral and the Account Collateral, subject only to the revocable rights specified in Section 13(a). In addition, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

     Section 5. Maintaining the L/C Cash Collateral Account. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment under the Credit Agreement or any Hedge Bank or any Loan Party shall have any obligations under any Hedge Agreement:

          (a) The Borrower will maintain the L/C Cash Collateral Account with Fleet.

          (b) It shall be a term and condition of the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Cash Collateral Account and, except as otherwise provided by the provisions of Section 7 and Section 20, that no amount (including interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, any Grantor or any other Person from the L/C Cash Collateral Account.

The L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations, of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.



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



     Section 6. Investing of Amounts in the L/C Cash Collateral Account. If requested by the Borrower, the Administrative Agent will, subject to the provisions of Section 7 and Section 20, from time to time invest (a) amounts on deposit in the L/C Cash Collateral Account in such Cash Equivalents as the Borrower may select, in each case which investments shall be made in the name of the Administrative Agent on behalf of the Borrower, and (b) interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents as the Borrower may select, in each case which investments shall be made in the name of the Administrative Agent on behalf of the Borrower (the Cash Equivalents referred to in clauses (a) and (b) above being collectively
"Collateral Investments"). Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the L/C Cash Collateral Account.

     Section 7. Release of Amounts. Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the Issuing Bank or the Revolving Credit Lenders, as applicable, as provided in the Credit Agreement.

     Section 8. Representations and Warranties. Each Grantor represents and warrants as follows:

          (a) All of such Grantor's existing Equipment and Inventory are located at the places specified for such Grantor on Schedule II hereto. The chief place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and, to the extent possessed, the original copies of each Assigned Agreement and all originals of all chattel paper that evidence Receivables, are currently located at the address specified below the name of such Grantor on the signature pages hereof (or in the case of any Additional Grantor at the address specified below the name of such Additional Grantor on the signature page of the Security Agreement Supplement (as defined in Section 24(c)) executed and delivered by such Additional Grantor). None of the material Receivables or Agreement Collateral is evidenced by a promissory note or other instrument.

          (b) Such Grantor is the legal and beneficial owner of the Collateral pledged by such Grantor hereunder free and clear of any Lien, except for security interests created or permitted under the Loan Documents (including, without limitation, any Liens disclosed on Schedule 6.1(c) to the Credit Agreement). No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed: (i) in favor of the Administrative Agent relating to this Agreement or (ii) with respect to Permitted Liens or as otherwise permitted pursuant to the Credit Agreement.

          (c) Set forth below each Grantor's name on Schedule III hereto is a complete and accurate list of (i) all names under which such Grantor is or has been doing business within the last five years (including, without limitation, all trade names, division names and fictitious names), (ii) all trade names that such Grantor owns or is licensed to use (including the expiration date of such license) and (iii) all trade names that such Grantor has established the right to use (collectively, the " Trade Names"). Such Grantor has not changed within the past six months its name or identity, by reorganization or otherwise, or its address set forth below the name of such Grantor on the signature pages hereof or the Security Agreement Supplement executed and delivered by it, as the case may be, except as set forth on Schedule III hereto.

          (d) Except as set forth for each Grantor on Schedule II hereto, such Grantor has exclusive possession and control of the existing Equipment and Inventory pledged by such Grantor hereunder.

          (e) The Pledged Shares owned by such Grantor have been duly authorized and validly issued and are fully paid and non-assessable. To the best knowledge of such Grantor, the Pledged Debt owed to such Grantor has been duly authorized, authenticated or issued and delivered and, is the legal, valid and binding obligation of the issuers thereof and is not in default.

          (f) The Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I. The Pledged Debt is outstanding in the principal amount indicated on
     Schedule I.

          (g) The Assigned Agreements to which such Grantor is a party have been duly authorized, executed and delivered by such Grantor. There exists no default under any material Assigned Agreement to which such Grantor is a party, by Grantor or, to Grantor's knowledge, any other party thereto, except under any Assigned Agreement which involves a sum not in excess of $50,000 individually or $250,000 in the aggregate per annum for any default which individually or in the aggregate with other defaults would not reasonably be expected to have a Material Adverse Effect. If reasonably required by the Administrative Agent each party to the Assigned Agreements to which such Grantor is a party, other than such Grantor, has executed and delivered to such Grantor a consent, in substantially the form of Exhibit C hereto, to the assignment of the Agreement and Collateral to the Administrative Agent pursuant to this Agreement.

          (h) Upon either the filing by the Administrative Agent or its representatives of the proper financing statements referred to in Section 3.1(a)(ii) of the Credit Agreement or the taking of possession thereof, as applicable, this Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the Account Collateral pursuant hereto create a valid and perfected first priority security interest in the Collateral of such Grantor which can be perfected by such filings or by the taking of possession, to the extent possession is so taken by the Administrative Agent, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest shall have been duly taken.

          (i) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by such Grantor of the assignment and security interest granted hereby, for the pledge by such Grantor of the Security Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements are in proper form and are duly executed and except for any other actions required to be taken as requested by the Administrative Agent which have been duly taken, or (iii) for the exercise by the Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

          (j) The Inventory which has been produced by such Grantor has been produced in compliance with all requirements of the Fair Labor Standards Act.

     Section 9. Further Assurances.

          (a) Each of the Grantors agrees that from time to time, at the expense of the Borrower, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will, upon any such reasonable request of the Administrative Agent: (i) upon the occurrence and during the continuance of an Event of Default mark conspicuously each document included in the Inventory pledged by such Grantor hereunder, each chattel paper included in the Receivables pledged by such Grantor hereunder, each Related Contract pledged by such Grantor hereunder, each Assigned Agreement pledged by such Grantor hereunder and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby;
     (ii) if any Collateral pledged by such Grantor hereunder shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Administrative Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; and (iii) execute such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be reasonably requested by the Administrative Agent in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

          (b) Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral pledged by such Grantor hereunder, without the signature of such Grantor where permitted by law in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby. A copy of each such statement and amendment will be timely provided to such Grantor. A photocopy or other reproduction of this Agreement or any financing statement covering its Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such reports in connection with its Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          (d) Each Grantor hereby agrees, upon the request of the Administrative Agent at any time following the occurrence and during the continuance of an Event of Default, and at the expense of the Borrower, (i) within fourteen
     (14) days after such request deliver to the Administrative Agent a letter agreement among such Grantor, Fleet and the Administrative Agent in respect of the main cash concentration account of such Grantor, which agreement shall be in substantially the form of Exhibit A hereto, (ii) within twenty-one (21) days after such request deliver to the Administrative Agent a letter agreement, in substantially the form of Exhibit B hereto, in respect of each lockbox and blocked deposit account of such Grantor, (iii) within thirty (30) days after such request, take whatever action
     (including, without limitation, the filing of Uniform Commercial Code financing statements) as may be reasonably necessary or advisable in the sole discretion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by
     it), for the benefit of the Administrative Agent and the ratable benefit of the Secured Parties, valid and subsisting Liens on the main cash concentration accounts of the Borrower and each other Grantor and the lockboxes and blocked deposit accounts of the Grantors, and (iv) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem reasonably necessary in obtaining the full benefits of the Liens on, or in preserving the Liens in, such main concentration accounts, lockboxes and blocked deposit accounts.

     Section 10. As to Equipment and Inventory.

          (a) Each Grantor shall keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) pledged by such Grantor hereunder at the places therefor specified in Section 8(a) or, upon fifteen
     (15) days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all action required by this Agreement to maintain the security interest of the Administrative Agent in such Equipment and Inventory granted hereby shall have been taken with respect to such Equipment and Inventory.

          (b) Each Grantor shall cause the Equipment pledged by such Grantor hereunder which individually or in the aggregate is material to such
     Grantor's business to be maintained and preserved in good working condition, repair and working order, ordinary wear and tear excepted and except for insured casualty losses and shall forthwith, or in the case of any loss or damage to any of such Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of the Equipment pledged by such Grantor hereunder (other than immaterial loss or damage) or loss or damage to Equipment which individually or in the aggregate is not material to such Grantor's business.

          (c) Each Grantor shall timely pay when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory pledged by such Grantor hereunder; provided, however, that such Grantor shall not be required to pay any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against the Borrower or any of its Subsidiaries. In producing the Inventory pledged by such Grantor hereunder, each Grantor shall comply in all material respects with all requirements of the Fair Labor Standards Act.

     Section 11. Insurance.

          (a) Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory pledged by such Grantor hereunder in such amounts, against such risks, in such form and with such insurers, as required by the Credit Agreement. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Administrative Agent and each Grantor as their interests may appear and each policy for property damage insurance shall provide for all losses (except so long as the payor shall not have received notice from the Administrative Agent to the effect that an Event of Default shall have occurred and is continuing for losses of less than $250,000 per occurrence) to be paid directly to the Administrative Agent and with respect to losses of $250,000 or more per occurrence but not in excess of $500,000 per occurrence or $500,000 in the aggregate, the Administrative Agent shall, unless an Event of Default shall have occurred and then be continuing, make such insurance proceeds available to the subject Grantor for the repair or replacement of the subject Collateral. Each such policy shall in addition (i) name such Grantor and the Administrative Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Administrative Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder in excess of $250,000 per occurrence unless an Event of Default shall have occurred and be continuing shall be payable to the Administrative Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Administrative Agent for payment of premiums or other amounts with respect thereto and (iv) provide that the insurer shall endeavor to provide at least thirty (30) days' prior written notice of cancellation or of lapse to the Administrative Agent. Each Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent original or duplicate policies of such insurance and, as often as the Administrative Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of the Administrative Agent, duly exercise and deliver instruments of assignment of its insurance policies to comply with the requirements of Section 9 and cause the insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory which individually or in the aggregate is material to such Grantor's business when subsection (c) of this Section 11 is not applicable, the Grantor that owns such Equipment or Inventory shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory out of available net proceeds of insurance maintained by such Grantor pursuant to this Section 11.

          (c) Upon the occurrence and during the continuance of any Event of Default or the loss (equal to or in excess of $500,000 per occurrence or in the aggregate) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall, except as provided in Section 11(a), be paid to and applied by the Administrative Agent as specified in
     Section 20(b).

     Section 12. Place of Perfection; Record; Collection of Receivables.

          (a) Each of the Grantors shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral, and, to the extent possessed, the original copies of the Assigned Agreements and all originals of all chattel paper that evidence Receivables, at the location therefor specified in Section 8(a) or, upon fifteen (15) days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by this Agreement to maintain the security interest of the Administrative Agent in such Collateral granted hereby shall have been taken with respect to the Collateral. Each of the Grantors shall hold and preserve such records, Assigned Agreements and chattel paper and shall permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

          (b) Except as otherwise provided in this subsection (b), each of the Grantors shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables pledged by such Grantor hereunder provided that, so long as no Event of Default has occurred and is continuing, each Grantor may settle or compromise the amount of payment of any of its Receivables, release wholly or partly any Obligor thereof, or allow any credit or discount thereon in the ordinary course of business. In connection with such collections, each Grantor may take such action as such Grantor may deem necessary or advisable to enforce collection of the Receivables pledged by such Grantor hereunder; provided, however, that the Administrative Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon five business
     (5) days' written notice to the Borrower of its intention to do so, to notify the obligors under any Receivables of the assignment of such Receivables to the Administrative Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Administrative Agent referred to in the proviso of the preceding sentence upon the occurrence and during the continuance of an Event of Default, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables pledged by such Grantor hereunder shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be applied as provided by Section 20(b) and (ii) without the prior consent of the Administrative Agent, such Grantor shall not adjust, settle or compromise the amount or payment of any of its Receivables, release wholly or partly any Obligor thereof, or allow any credit or discount thereon.

     Section 13. Voting Rights; Dividends; Etc.

          (a) So long as no Event of Default shall have occurred and be continuing:

               (i) The Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that the Grantors shall not exercise or refrain from exercising any such right if such action would reasonably be expected to have a material adverse effect on the value of the Security Collateral or any part thereof.


               (ii) The Grantors shall be entitled to receive and retain any and all dividends and interest paid in respect of the Security Collateral; provided, however, that any and all

                    (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                    (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                    (C) cash paid,  payable or otherwise  distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith, delivered to the Administrative Agent to hold as Security Collateral and shall, if received by any of the Grantors, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Administrative Agent as Security Collateral in the same form as so received (with any necessary endorsement); provided further, however, that the Grantors shall be entitled to retain any such payments referred to in clause
          (A), (B) or (C) above to the extent such payments are made between the Borrower and its Subsidiaries or between the Borrower's Subsidiaries and in each case are otherwise permitted by the terms of the Credit Agreement, including without limitation Sections

          6.4 and 6.7 thereof and in each case to the extent relating to Investments prior to the occurrence and during the continuance of a Default subject however to any prepayment requirements under the Credit Agreement.

               (iii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to each of the Grantors all such proxies and other instruments as such Grantor may request for the purpose of enabling such Grantor to exercise, prior to the occurrence and during the continuance of an Event of Default, the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the  occurrence  and during the  continuation  of an Event of
     Default:

               (i) All rights of each of the Grantors (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 13(a)(i) shall automatically cease and (y) to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 13(a)(ii) shall automatically cease, and all such rights shall thereupon be vested solely in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments.

               (ii) All dividends and interest payments that are received by any of the Grantors contrary to the provisions of paragraph (i) of this
          Section 13(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent as Security Collateral in the same form as so received (with any necessary endorsement).

     Section 14. As to the Assigned Agreements.

          (a) Each of the Grantors shall, at its expense:

               (i) perform and observe all the material terms and provisions of the Assigned Agreements to which such Grantor is a party to be performed or observed by it, maintain such Assigned Agreements in full force and effect and enforce such Assigned Agreements in accordance with their terms, except where the failure to do so would not be reasonably likely to have a Material Adverse Effect and take all such action to such end as may be from time to time reasonably requested by the Administrative Agent; and

               (ii) furnish to the Administrative Agent promptly upon receipt thereof copies of all material notices received by such Grantor (other than those created or arising in the ordinary course) under or pursuant to the Assigned Agreements to which such Grantor is a party relating to any breach or default by any party which could reasonably be expected to have a Material Adverse Effect, and from time to time
          (A) furnish to the Administrative Agent such information and reports regarding the Collateral pledged by such Grantor hereunder as the Administrative Agent may reasonably request and (B) upon the reasonable request of the Administrative Agent, make to each other party to any such Assigned Agreement such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

          (b) Each of the Grantors agrees that it shall not without the consent of the Administrative Agent if any such action would reasonably be expected to be adverse to the interests of, or impair the security value of such Collateral to, the Administrative Agent or the Lenders (except if adverse, or causing an impairment, in each case only in an immaterial way or with respect to Collateral which individually or in the aggregate is not material to such Grantor's business) and shall not in any event take any such action at any time following the occurrence and during the continuance of a Default or an Event of Default:

               (i) cancel or terminate any Assigned Agreement to which such Grantor is a party, or consent to or accept any cancellation or termination thereof;

               (ii) amend or otherwise modify any Assigned Agreement to which such Grantor is a party, or give any consent, waiver or approval thereunder;

               (iii) waive any material default under or material breach of any Assigned Agreement to which such Grantor is a party;

               (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with any Assigned Agreement to which such Grantor is a party, except as expressly provided therein; or

               (v) take any other action in connection with any Assigned Agreement to which such Grantor is a party, that would impair the value of the interest or rights of such Grantor thereunder or that would impair the interest or rights of the Administrative Agent.

     Section 15. Payments Under the Assigned Agreements. Following the occurrence and continuance of an Event of Default, if requested by the Administrative Agent, each of the Grantors shall effectively instruct each other party to each Assigned Agreement to which such Grantor is a party, that all payments due or to become due under or in connection with such Assigned Agreement shall be made in accordance with the instructions of the Administrative Agent. In such event the Administrative Agent shall instruct such party to make (A) such payments to the Borrower so long as no Event of Default shall have occurred and be continuing or (B) such payments to the Administrative Agent if any Event of Default shall have occurred and be continuing. Any payment made to the Administrative Agent under this Section 15 shall be applied as provided in Section 20(b).

     Section 16. Transfers and Other Liens; Additional Shares.

          (a) Each of the Grantors agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except sales of Inventory in the ordinary course of business or sales or other dispositions of other assets permitted by the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for (A) the pledge, assignment and security interest created by this Agreement and (B) any other Liens expressly permitted under Section 6.1 of the Credit Agreement.

          (b) Each of the Grantors agrees that it shall (i) cause each issuer of the Pledged Shares which it controls not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor and except as otherwise permitted by the Credit Agreement, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities owned by such Grantor of each issuer of the Pledged Shares; provided, however, that in no event shall more than 65% of the capital stock of any Foreign Subsidiary of a Grantor be pledged pursuant to this Agreement except if and to the extent otherwise provided in the Credit Agreement.

     Section 17. Administrative Agent Appointed Attorney-in-Fact. Each of the Grantors hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 11,

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of its Collateral,

          (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

          (d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of its Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Administrative Agent with respect to any of its Collateral.

     Section 18. Administrative Agent May Perform. If any of the Grantors fails to perform any agreement contained herein, the Administrative Agent may itself, upon reasonable prior notice to such Grantor, perform, or cause performance of, such agreement, and the reasonable and actual expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 22(b).

     Section 19.  Administrative  Agent's  Duties.  The powers  conferred on the
Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Administrative Agent or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall exercise reasonable care in the custody and preservation of any Collateral in its possession and shall accord such Collateral treatment equal to that which Fleet accords other similar property in its possession.

     Section 20. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "N.Y. Uniform Commercial Code") (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may (i) require any or all of the Grantors to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties and (ii) without notice except as specified below and as required by law, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice except as required by law, be made at the time and place to which it was so adjourned.

          (b) Any cash held by or on behalf of the Administrative Agent as Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as Collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 22) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as is specified by the Credit Agreement and, if the Credit Agreement does not so specify an order of application against the Obligations, in such order as the Administrative Agent shall elect, provided, however, that this Section 20(b) shall be subject to the provisions of Section 11(a). Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantors or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Administrative Agent may exercise any and all rights and remedies of any of the Grantors under or in connection with the Assigned Agreements or otherwise in respect of the Collateral, including, without limitation, any and all rights of any Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement.

          (d) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment).

          (e) The Administrative Agent may, with reasonable notice to any of the Grantors and at any time or from time to time, charge, set-off or otherwise apply all or any part of the Secured Obligations against the L/C Cash Collateral Account or any part thereof; provided, however, that the failure to give notice shall not affect the validity of such charge, set-off or application.

          (f) Each Grantor will furnish to the Administrative Agent correct and complete customer lists and updates thereof as the Administrative Agent may reasonably request, all in reasonable detail.

     Section 21. Registration Rights; Private Sale. (a) If the Administrative Agent shall determine to exercise its right to sell all or any of the Security Collateral pursuant to Section 20 pursuant to a public offering (it being understood by each of the Grantors that the Administrative Agent shall be under no obligation to do so and may, in its sole discretion, dispose of the Security Collateral in any manner permitted by law that the Administrative Agent may select), each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, at its own expense:

               (i) execute and deliver, and cause each issuer of the Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver all such instruments and documents, and do or cause to be done all such other acts and things as may be necessary or, in the sole discretion of the Administrative Agent, desirable to register its Security Collateral under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to cause a registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus that, in the sole discretion of the Administrative

          Agent, are necessary or desirable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (ii) use its best efforts to qualify its Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral, as requested by the Administrative Agent in its sole discretion;

               (iii) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 10(a) of the Securities Act;

               (iv) provide the Administrative Agent with such other information and projections as may be necessary or, in the sole discretion of the Administrative Agent, desirable to enable the Administrative Agent to effect the sale of its Security Collateral; and

               (v) do or cause to be done all such other acts and things as may be necessary to make such sale of its Security Collateral or any part thereof valid and binding and in compliance with applicable law.

The Administrative Agent is authorized, in connection with any sale of the Security Collateral pursuant to Section 20, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral (A) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to clause (i) above, (B) any information and projections provided to it pursuant to clause (iv) above and (C) any other information in its possession relating to the Security Collateral.

     (b) The Grantors recognize that, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may be unable to effect a public sale of all or a part of the Security Collateral, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Grantors acknowledge that any such private sales may be at places and on terms less favorable to the sellers than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Administrative Agent has no obligation to delay the sale of any such securities for the period of time necessary to permit any such securities to be registered for public sale.

     Section 22. Indemnity and Expenses.

          (a) Each of the Grantors hereby agrees, jointly and severally, to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) The Borrower will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral,
     (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Secured Parties hereunder or (iv) the failure by the Borrower or any other Grantor to perform or observe any of the provisions hereof.

     Section 23. Security Interest Absolute. The obligations of each Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or any other Grantor or whether the Borrower or any other Grantor is joined in any such action or actions. All rights of the Administrative Agent and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Borrower or any Guarantor or any of their subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

          (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Borrower or any Guarantor or any of their subsidiaries;

          (e)  any  change,   restructuring  or  termination  of  the  corporate
     structure or existence of the Borrower or any Guarantor or any of their subsidiaries; or

          (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third party grantor of a security interest.

     Section 24. Amendments; Waivers; Etc.

          (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be
     effective   unless  the  same  shall  be
     in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (c) Upon the execution and delivery by any Person of a supplement to this Agreement, in each case in substantially the form of Exhibit D hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor, and each reference in this Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to such Additional Grantor and each reference in any other Loan Document to a "Grantor" or a "Loan Party" shall also mean and be a reference to such Additional Grantor, and (ii) the supplements attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement the Schedules to this Agreement, as appropriate, and the Administrative Agent may attach such supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

     Section 25. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered if to any Grantor addressed to it at the address set forth below its name on the signature pages hereof; if to any Additional Grantor, addressed to it at the address set forth below its name on the signature pages to the Security Agreement Supplement executed and delivered by such Additional Grantor; if to the Administrative Agent, addressed to it at its address set forth in Section
11.2 of the Credit Agreement or, as to each other party, at such other address as shall be designated by such party in a written notice to the Grantors and the Administrative Agent. All such notices and communications shall, when mailed by certified mail, return receipt requested, telegraphed, telecopied or telexed, be effective three (3) Business Days after mailing, or two (2) Business Days after being deposited with a recognized overnight delivery service with all changes prepaid or billed to the account of the sender, or upon transmission to the telegraph company, upon delivery by telecopier or upon confirmation by telex answerback, respectively, addressed as aforesaid. Any party hereto may change the Person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

     Section 26. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the indefeasible payment in full in cash of the Secured Obligations and (ii) the Termination Date, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the Lender Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any

Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 11.7 of the Credit Agreement. Notwithstanding the foregoing, no Grantor may assign any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent, which consent may be withheld for any reason.

     Section 27. Release and Termination.

          (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the express terms of the Loan Documents, the Administrative Agent will, at the Grantors' expense, execute and deliver to each Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) such Grantor shall deliver to the Administrative Agent, at least ten (10) days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may request, and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.6 or any other provision of the Credit Agreement shall be applied as required by the terms of the Credit Agreement.

          (b) Upon the latest of (i) the indefeasible payment in full in cash of the Secured Obligations, (ii) the expiration, termination or cancellation of all of the Letters of Credit and (iii) the Termination Date, the pledge, assignment and security interest granted by each of the Grantors hereby shall terminate and all rights to the Collateral shall revert to the appropriate Grantor. Upon any such termination, the Administrative Agent will, at the Grantors' expense, execute and deliver to the appropriate Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (c) To the extent any one or more provisions of this Agreement shall conflict with one or more provisions in the Credit Agreement, the provisions of the Credit Agreement shall control and supersede any such conflicting provision(s) of this Agreement.

     Section 28. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the N.Y. Uniform Commercial Code are used herein as therein defined.

     Section 29. JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR
RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY LENDER PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY JURISDICTION.

     EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     Section 30. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE LOAN PARTIES, THE ADMINISTRATIVE AGENT AND THE SECURED PARTIES VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE SECURED PARTIES AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AGREEMENT AND TO MAKE ADVANCES PURSUANT TO THE LOAN DOCUMENTS.

     Section 31. Counterparts. This Agreement may be executed in any number of several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be as effective as delivery of a manually executed counterpart to this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each of the Grantors has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       AUDIO BOOK CLUB, INC.


                                       By: /s/ Norton Herrick
                                          -------------------------------------
                                       Title: CO-CEO
                                             ----------------------------------
                                       Address: 2295 Corporate Boulevard, N.W.
                                                Suite 222
                                                Boca Raton, Florida 33431


                                       ABC INTERNET SERVICES, INC.


                                       By: /s/ Norton Herrick
                                          -------------------------------------
                                       Title: CO-CEO
                                             ----------------------------------
                                       Address: 2295 Corporate Boulevard, N.W.
                                                Suite 222
                                                Boca Raton, Florida 33431


                                       CLASSIC RADIO HOLDING CORP.


                                       By: /s/ Norton Herrick
                                          -------------------------------------
                                       Title: CO-CEO
                                             ----------------------------------
                                       Address: 2295 Corporate Boulevard, N.W.
                                                Suite 222
                                                Boca Raton, Florida 33431



                                       CLASSIC RADIO ACQUISITION CORP.


                                       By: /s/ Norton Herrick
                                          -------------------------------------
                                       Title: CO-CEO
                                             ----------------------------------
                                       Address: 2295 Corporate Boulevard, N.W.
                                                Suite 222
                                                Boca Raton, Florida 33431

                                       ABC INVESTMENT CORP.

                                       By: /s/ John Levy
                                          -------------------------------------
                                       Title: EVP
                                             ----------------------------------
                                       Address: 103 Springer Building
                                                3411 Silver Side Road
                                                Wilmington, DE 19810

                                       CH ACQUISITIONS CORP.

                                       By: /s/ Norton Herrick
                                          -------------------------------------
                                       Title: CEO
                                             ----------------------------------
                                       Address: 2295 Corporate Boulevard, N.W.
                                                Suite 222
                                                Boca Raton, Florida 33431

ACCEPTED:


FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT



By: /s/ Alex Sade
   -----------------------------------------
Title: President
      --------------------------------------

                                  EXHIBIT A TO
                               SECURITY AGREEMENT


                           [Grantor Name and Address]


                                                           _____________, ____


[Name of Depository Account Bank]
[Address]



Ladies and Gentlemen:

     Reference is made to deposit account no.[_________] (the "Cash Collateral Account") maintained with you by [GRANTOR NAME], a [_____________] corporation (the "Grantor"). Pursuant to the Security Agreement, dated November ___, 1998 (as amended, supplemented, renewed, restated, extended or otherwise modified from time to time, the "Security Agreement"; terms defined therein unless otherwise defined herein being used herein as therein defined), the Grantor has granted to Fleet National Bank, as administrative agent (together with any successor appointed pursuant to Article X of the Credit Agreement (as hereinafter defined), the "Administrative Agent") for the Secured Parties
referred to in the Credit Agreement, dated as of ________, ____ (as such agreement may be amended, supplemented, renewed, extended or otherwise modified from time to time, the "Credit Agreement"), by and among Audio Book Club, Inc., (the "Borrower"), the Lender Parties party thereto, the Secured Parties named therein and Fleet National Bank, as Swing Line Bank, as Issuing Bank and as the Administrative Agent, a security interest in certain property and assets of the Grantor, including, among other things, the following (the "Account Collateral"): (a) the Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account; (b) all interest, dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and (c) all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Administrative Agent is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral, and (ii) cash. It is a condition to the continued maintenance of the Cash Collateral Account with you that you agree to this letter agreement.

     By signing this letter agreement, you acknowledge notice of the Security Agreement and the terms and conditions thereof related to the Account Collateral and confirm to the Administrative Agent that (a) the Cash Collateral Account is maintained with you at your offices at the address set forth above, is entitled as set forth in subparagraph (i) below and the account



                               Exhibit A - Page 1
number therefor is as set forth in the first paragraph of this letter agreement and (b) you have received no notice of any other pledge or assignment of, or any lien on or security interest in, the Cash Collateral Account. Further, you hereby agree with the Administrative Agent that:

          (i) The Cash Collateral Account shall be maintained solely for the benefit of the Administrative Agent, on behalf of itself and the other Secured Parties, shall be entitled "[NAME OF GRANTOR], cash collateral account for the benefit of Fleet National Bank, as Administrative Agent" and shall be subject to written instructions only from an officer of the Administrative Agent or, so long as you have not been notified by the Administrative Agent or the Grantor that a Default has occurred and is continuing and solely to the extent set forth in subparagraph (iv)(B) below, an officer of the Grantor, as agent for, and with the consent of, the Administrative Agent.

          (ii) The Cash Collateral Account is and shall be subject to the terms and conditions of the Security Agreement, and such applicable laws and regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as are in effect from time to time, and to the extent any term or condition of this letter agreement is inconsistent with the terms and conditions of the Security Agreement, the terms and conditions of the Security Agreement shall govern.

          (iii) You shall maintain a record of all deposits received in and all disbursements made from the Cash Collateral Account and, in addition to providing the Grantor with records and other documents of such deposits and disbursements on a daily basis in accordance with the arrangements in effect between you and the Grantor on the date hereof, furnish to the Administrative Agent a monthly statement of the Cash Collateral Account to be mailed to the Administrative Agent in accordance with the provisions of this letter agreement.

          (iv) (A) Upon the instructions of the Administrative Agent, you shall transfer, in immediately available funds, on each of your business days, all amounts to be applied by the Administrative Agent on such day to obligations then due and payable under the Credit Agreement and the other Loan Documents to the following account (the "Administrative Agent's Account"), which amounts shall be specified to you by the Administrative
     Agent:

                      Fleet Bank, as Administrative Agent
                      Account No. ___________________
                      One Federal Street
                      Boston, Massachusetts 02110
                      Attention: Loan Administration
                      Ref: __________________________

     Any funds remaining in the Cash Collateral Account after effecting the release of funds set forth in the immediately preceding sentence shall be released to the Grantor in accordance with subparagraph (iv)(B) below.



                               Exhibit A - Page 2

               (B) After transferring to the Administrative Agent all available amounts on deposit in the Cash Collateral Account in accordance with subparagraph (iv)(A) above, and so long as neither the Administrative Agent nor the Grantor has notified you that an Event of Default has occurred and is continuing, you shall transfer, in accordance with the instructions from the Grantor, acting as agent for, and with the consent of, the Administrative Agent, all or a portion of the available remaining amounts on deposit in the Cash Collateral Account that are required for the conduct of the business of the Grantor and its subsidiaries in the ordinary course, which instructions shall specify the person or entity or the account therefor to which such amounts shall be transferred.

               (C) After complying with the provisions of subparagraphs (iv)(A) and (iv)(B) above, you shall hold any remaining amounts in the Cash Collateral Account as Collateral for the Secured Obligations.

     Except as provided in subparagraph (iv)(B) above, in no event shall you release any amounts on deposit in the Cash Collateral Account at the request of any Person or entity other than the Administrative Agent. Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

          (v) All transfers from the Cash Collateral Account referred to in subparagraph (iv) above shall be made by you irrespective of, and without deduction for, any counterclaim, defense, recoupment or set off and shall be final, and you will not seek to recover from the Administrative Agent for any reason any such payment once made.

          (vi) All service charges and fees with respect to the Cash Collateral Account shall be payable by the Grantor, but may be charged to another account maintained by the Grantor with you (other than the Cash Collateral Account or any Lock Box Account maintained with you). In the event you are unable to obtain sufficient funds from such charges to cover such service charges and fees, the Grantor shall indemnify you therefor.

          (vii) The Administrative Agent shall be entitled to exercise any and all rights of the Grantor in respect of the Cash Collateral Account in accordance with the terms of the Security Agreement, and you shall comply in all respects with such exercise. You hereby acknowledge that notwithstanding any other provision of this letter agreement, upon notice from the Grantor or the Administrative Agent of an Event of Default under the Credit Agreement, you will only accept instructions in respect of the Cash Collateral Account and the other Account Collateral from the Administrative Agent.

          (viii) The security interest of the Administrative Agent, on behalf of the Secured Parties, in the Cash Collateral Account and the other Account Collateral shall not be terminated until you receive notice of such termination from the Administrative Agent.

     This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of, and be enforceable by, the Administrative Agent and the other Secured Parties and their respective successors, transferees and assigns. You may terminate this letter



                               Exhibit A - Page 3
agreement upon thirty (30) days' prior written notice to the Grantor and the Administrative Agent. Upon any such termination, you (a) shall close the Cash Collateral Account and transfer all available funds in the Cash Collateral Account in accordance with the instructions of the Administrative Agent and (b) shall nonetheless remain obligated to transfer promptly to the Administrative Agent, at the account designated by the Administrative Agent at such time, all funds and other property received in respect of the Cash Collateral Account.

     You shall exercise reasonable care in maintaining the Cash Collateral Account and any Account Collateral received in respect thereof and in fulfilling your obligations under or in respect of this letter agreement. You shall not be held liable for any claims, damages, losses or expenses incurred by the Grantor or the Administrative Agent in connection therewith other than for (a) claims, damages, losses or expenses resulting from your gross negligence or wilful misconduct or (b) failure to maintain the Cash Collateral Account or any such Account Collateral or to fulfill your obligations under or in respect of this letter agreement with reasonable care as required by the first sentence of this paragraph. Any liability incurred by you pursuant to the terms of this paragraph shall be limited to damages directly caused by you or resulting from, or in connection with, your actions or omissions to act, and shall not be for any incidental, indirect, punitive or consequential damages.

     All notices and other communications provided for under this letter agreement shall be by (a) telephone promptly confirmed in writing or (b) in writing (including telegraphic, telecopy or telex communication) and delivered by hand or overnight courier, telegraphed, telecopied or telexed, to each party at the address set forth below the name of such party on the signature pages of this letter agreement or to such other address as such party may specify in writing to each other party. All such notices and communications shall (i) when made by telephone, be effective when promptly confirmed in writing or (ii) when delivered by hand or overnight courier, telegraphed, telecopied or telexed, be effective upon delivery by hand, one (1) day after delivery to the courier company, when delivered to the telegraph company, when transmitted by telecopier or when confirmed by telex answerback, respectively, addressed as aforesaid.

     This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this letter agreement shall be as effective as delivery of a manually executed counterpart of this letter agreement.



                               Exhibit A - Page 4

     This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to its conflict of laws principles).

                                        Very truly yours,

                                        FLEET NATIONAL BANK,
                                        as Administrative Agent


                                        By________________________________
                                          Name:
                                          Title:

                                        Person and Address for Notices:

                                        Fleet National Bank
                                        One Federal Street
                                        Boston, Massachusetts 02110
                                        Attention: __________________________
                                        Telephone: _________________________
                                        Facsimile No.: _______________________


                                        [NAME OF GRANTOR, as Grantor]


                                        By________________________________
                                          Name:
                                          Title:

                                        Person and Address for Notices:

                                        [Name]
                                        [Address]
                                        [Address]
                                        [Address]


Acknowledged and agreed to as
of the date first above written:


                               Exhibit A - Page 5

[NAME OF DEPOSITORY ACCOUNT BANK]


By__________________________________
  Name:
  Title:

Person and Address for Notices:

[Name]
[Address]
[Address]
[Address]



                               Exhibit A - Page 6

                                  EXHIBIT B TO
                               SECURITY AGREEMENT


                          FORM OF CONSENT AND AGREEMENT


     The undersigned hereby acknowledges notice of, and consents to the terms and provisions of, the Security Agreement, dated as of November ___, 1998 (the "Security Agreement"; the terms defined therein being used herein as therein defined), from [Name of Grantor], (the "Grantor") to Fleet National Bank, as administrative agent (the "Administrative Agent") for the Secured Parties referred to therein, and hereby agrees with the Administrative Agent that:

          (a) The undersigned will make all payments to be made by it under or in connection with the ________ Agreement, dated _________, 19__ (the "Assigned Agreement"), between the undersigned and Grantor in accordance with the instructions of the Administrative Agent.

          (b) All payments referred to in paragraph (a) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Administrative Agent or any Lender Party for any reason any such payment once made.

          (c) The Administrative Agent shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement and the undersigned shall comply in all respects with any such exercise.

          (d) The undersigned shall not, without the prior written consent of the Administrative Agent, (i) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof, (ii) amend, restate or otherwise modify the Assigned Agreement or (iii) except as expressly provided therein, make any prepayment of amounts to become due under or in connection with the Assigned Agreement.

     This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the Lender Parties and their respective successors, transferees and assigns. THIS CONSENT AND AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS).



                               Exhibit B - Page 1

     IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set forth below.


Dated: ________, 1998                   [NAME OF OBLIGOR]



                                        By:___________________________________

                                        Title:________________________________





                               Exhibit B - Page 2

                                  EXHIBIT C TO
                               SECURITY AGREEMENT



                      FORM OF SECURITY AGREEMENT SUPPLEMENT



                                                           ____________, ___



Fleet Bank, as Administrative Agent
One Federal Street
Boston, MA 02110
Attention: Corporate Banking Group


                  Security Agreement, dated as of November ___,
                       1998, made by Audio Book Club, Inc.
          and the other Grantors party thereto, to Fleet National Bank, as Administrative Agent for the Secured Parties

Ladies and Gentlemen:

     Reference is made to the above-captioned Security Agreement (such Security Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented, restated, or otherwise modified from time to time, the "Security Agreement"). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Security Agreement.

     The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to "Grantor" shall also mean and be a reference to the undersigned.

     The undersigned hereby assigns and pledges to the Administrative Agent, for the benefit of the Administrative Agent and the ratable benefit of the Lenders, the Swing Line Bank and the Issuing Bank, and hereby grants to the
Administrative Agent, for the benefit of the Administrative Agent and the ratable benefit of the Secured Parties, as security for the Secured Obligations, a lien on, and security interest in, all of the right, title and interest of the undersigned, whether now owned or hereafter acquired, in and to the Collateral owned by the undersigned, including, but not limited to, the property listed on the attached supplements to Schedules I through IV to the Security Agreement. The undersigned hereby certifies that such supplements have been



                               Exhibit C - Page 1
prepared by the undersigned in substantially the form of such Schedules and are true, accurate and complete as of the date hereof.

     The undersigned hereby makes each  representation and warranty set forth in
Section 8 of the Security Agreement (as modified by the attached supplements to the Schedules to the Security Agreement) to the same extent as each other Grantor and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each other Grantor.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS).

     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL
JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY LENDER PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY JURISDICTION.

     EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY
ACTION,   PROCEEDING  OR  COUNTERCLAIM  (WHETHER  BASED  ON  CONTRACT,  TORT  OR
OTHERWISE) ARISING OUT OF THE LOAN



                               Exhibit C - Page 2

DOCUMENTS (AS DEFINED IN THE CREDIT AGREEMENT), THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING BANK IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                                           Very truly yours,

                                           [NAME OF ADDITIONAL GRANTOR]
                                           [Address of chief executive office]
                                           [Address of chief executive office]


                                           By: ________________________________

                                           Title:______________________________